Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 7 TO FIFTH AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

AND

REAFFIRMATION OF PERFORMANCE UNDERTAKING

This Amendment No. 7 to Fifth Amended and Restated Receivables Purchase Agreement (this “Amendment”) is entered into as of March 30, 2009, among Dairy Group Receivables, L.P., a Delaware limited partnership (“Dairy Group”), Dairy Group Receivables II, L.P., a Delaware limited partnership (“Dairy Group II”), WhiteWave Receivables, L.P., a Delaware limited partnership (“WhiteWave” and, together with Dairy Group and Dairy Group II, the “Sellers” and each, a “Seller”), each of the parties listed on the signature pages hereof as a Servicer (each, a “Servicer” and collectively, the “Servicers”), each of the parties listed on the signature pages hereof as a Financial Institution (each, a “Financial Institution” and collectively, the “Financial Institutions”), each of the parties listed on the signature pages hereof as a Company (each, a “Company” and collectively, the “Companies”), JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA (Main Office Chicago)), as Agent (the “Agent”), and Dean Foods Company, as Provider (“Provider”). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Fifth Amended and Restated Receivables Purchase Agreement, dated as of April 2, 2007, among the Sellers, the Servicers party thereto, the Financial Institutions, the Companies and the Agent as amended to the date hereof (the “Receivables Purchase Agreement”).

R E C I T A L S:

WHEREAS, in connection with the Receivables Purchase Agreement, Provider entered into each of (i) that certain Third Amended and Restated Performance Undertaking, dated as of March 30, 2004, in favor of Dairy Group, (ii) that certain Second Amended and Restated Performance Undertaking, dated as of March 30, 2004, in favor of Dairy Group II and (iii) that certain National Brand Group Performance Undertaking, dated as of March 30, 2004, in favor of WhiteWave (successor to National Brand Group, L.P.) (collectively, the “Performance Undertakings”);

WHEREAS, SunTrust Bank (“SunTrust”) and Three Pillars Funding (“SunTrust Company”) have entered into an Assignment Agreement with JPMorgan Chase, Bank, N.A. (“JPM”), JS Siloed Trust (“JPM Company”), Cooperatieve Centrale Raiffeisen – Boerenleenbank B.A. “Rabobank International”, New York Branch (“Rabobank”) and Nieuw Amsterdam Receivables Corporation (“Rabobank Company”), dated the date hereof (the “Assignment Agreement”), pursuant to which (i) JPM has transferred and assigned to SunTrust, and SunTrust has taken and assumed, interest in a portion of JPM’s rights and obligations under the Receivables Purchase Agreement and the other Transaction Documents, (ii) JPM Company has transferred and assigned to SunTrust Company, and SunTrust Company has taken and assumed, interest in a portion of the JPM Company’s rights and obligations under the Receivables Purchase Agreement and the other Transaction Documents, (iii) Rabobank has transferred and assigned to SunTrust, and SunTrust has taken and assumed, interest in a portion of Rabobank’s rights and obligations under the Receivables Purchase Agreement and the other Transaction

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RECEIVABLES PURCHASE AGREEMENT

AND REAFFIRMATION OF PERFORMANCE UNDERTAKING

Documents, and (iv) Rabobank Company has transferred and assigned to SunTrust Company, and SunTrust Company has taken and assumed, interest in a portion of the Rabobank Company’s rights and obligations under the Receivables Purchase Agreement and the other Transaction Documents;

WHEREAS, the Sellers, the Servicers, the Companies, the Financial Institutions and the Agent desire to amend the Receivables Purchase Agreement and Provider desires to reaffirm its obligations under the Performance Undertakings, all as more fully described herein.

NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1. Amendment to Receivables Purchase Agreement. Subject to the terms and conditions set forth herein and upon satisfaction of the conditions precedent set forth in Section 3 hereof, the Receivables Purchase Agreement is hereby amended as follows:

(a) Section 1.1(b) of the Receivables Purchase Agreement is hereby amended by deleting such section in its entirety.

(b) Section 1.1 of the Receivables Purchase Agreement is hereby further amended by redesignating Section 1.1(c) thereof as Section 1.1(b).

(c) Section 1.2 of the Receivables Purchase Agreement is hereby amended by deleting in its entirety the phrase “the CL Company or by” where such phrase appears in clause (iv) of such section.

(d) Section 1.5 of the Receivables Purchase Agreement is hereby amended by deleting such section in its entirety.

(e) Section 2.2 of the Receivables Purchase Agreement is hereby amended by amending and restating such section in its entirety to read as follows:

Section 2.2 Collections Prior to Amortization. Prior to the Amortization Date, any Collections and/or Deemed Collections received by each Servicer shall be set aside and held in trust by such Servicer for the benefit of the Agent and the Purchasers for the payment of any accrued and unpaid Aggregate Unpaids or for a Reinvestment as provided in this Section 2.2. If at any time any Collections and/or Deemed Collections are received by any Servicer prior to the Amortization Date, (i) such Servicer shall set aside the Termination Percentage (hereinafter defined) of Collections and/or Deemed Collections evidenced by the Purchaser Interests of each Terminating Financial Institution and of each Company in a Terminating Financial Institution’s Purchaser Group, shall set aside Collections to be used to effect any Aggregate Reduction in accordance with Section 1.3 and shall set aside amounts necessary to pay Obligations due on the next succeeding Settlement Date and (ii) each Seller hereby requests and the Purchasers (other than any Terminating Financial Institutions and, to the extent

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RECEIVABLES PURCHASE AGREEMENT

AND REAFFIRMATION OF PERFORMANCE UNDERTAKING

applicable, any Company in a Terminating Financial Institution’s Purchaser Group) hereby agree to make, simultaneously with such receipt, a reinvestment (each a “Reinvestment”) with that portion of the balance of each and every Collection and Deemed Collection received by any Servicer that is part of any Purchaser Interest (other than any Purchaser Interests of Terminating Financial Institutions and, to the extent applicable, of any Company in a Terminating Financial Institution’s Purchaser Group), such that after giving effect to such Reinvestment, the amount of Capital of such Purchaser Interest immediately after such receipt and corresponding Reinvestment shall be equal to the amount of Capital immediately prior to such receipt (but giving effect to any ratable reduction thereof pursuant to application of an Aggregate Reduction). On each Settlement Date prior to the occurrence of the Amortization Date, the Servicers shall remit to the Agent’s or applicable Purchaser’s account the amounts set aside during the preceding Settlement Period that have not been subject to a Reinvestment and apply such amounts (if not previously paid in accordance with Section 2.1) first, to reduce unpaid CP Costs, Yield and other Obligations and second, to reduce the Capital of all Purchaser Interests of Terminating Financial Institutions and, to the extent applicable, of each Company in a Terminating Financial Institution’s Purchaser Group, applied ratably to such Terminating Financial Institution and each such Company according to its respective Termination Percentage. If such Capital, CP Costs, Yield and other Obligations shall be reduced to zero, any additional Collections received by any Servicer (i) if applicable, shall be remitted to the Agent’s or applicable Purchaser’s account to the extent required to fund any Aggregate Reduction on such Settlement Date and (ii) any balance remaining thereafter shall be remitted from such Servicer to the Sellers on such Settlement Date. Such Servicer shall use its reasonable best efforts to remit all deposit amounts to the Agent’s or applicable Purchaser’s account no later than 12:00 noon (Chicago time) on such Settlement Date. Any such amounts not received by Agent or the applicable Purchaser by 1:00 pm (Chicago time) shall be deemed to be received on the next succeeding Business Day. Each Terminating Financial Institution and each Company in such Terminating Financial Institution’s Purchaser Group shall be allocated a ratable portion of Collections from its Termination Date until, with respect to a Terminating Financial Institution, such Terminating Financial Institution’s Capital, if any, shall be paid in full and, with respect to a related Company (i) if any Related Financial Institution with respect to such Company continues to exist, the Capital of such Company is equal to the Company Purchase Limit (as reduced pursuant to Section 4.6(a)) of such Company or (ii) if there are no Related Financial Institutions with respect to such Company, the Capital of such Company shall be paid in full. The applicable ratable portion shall be calculated, with respect to any Terminating Financial Institution or applicable Company, on the Termination Date of each Terminating Financial Institution or applicable Company as a percentage equal to (i) the Capital of such Terminating Financial Institution or applicable Company outstanding on its Termination Date, divided by (ii) the Aggregate Capital outstanding on such Termination Date (the “Termination Percentage”). Each Terminating Financial Institution’s and

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RECEIVABLES PURCHASE AGREEMENT

AND REAFFIRMATION OF PERFORMANCE UNDERTAKING

applicable Company’s Termination Percentage shall remain constant prior to the Amortization Date. On and after the Amortization Date, each Termination Percentage shall be disregarded, and each Terminating Financial Institution’s and each applicable Company’s Capital shall be reduced ratably with all Financial Institutions and Companies in accordance with Section 2.3.

(f) Section 2.4 of the Receivables Purchase Agreement is hereby amended by deleting in its entirety the phrase “and the Term-out Period Advances” where such phrase appears at the end of the fourth paragraph of such section.

(g) Section 2.8 of the Receivables Purchase Agreement is hereby amended by deleting such section in its entirety.

(h) Section 3.1 of the Receivables Purchase Agreement is hereby amended by deleting in its entirety the phrase “the CL Company and each Purchaser Interest of” where such phrase appears in the third sentence of such section.

(i) Section 3.2 of the Receivables Purchase Agreement is hereby amended by amending and restating such section in its entirety to read as follows:

Section 3.2 CP Costs Payments. On each Settlement Date, the Sellers shall pay to the applicable Company an aggregate amount equal to all accrued and unpaid CP Costs in respect of the Capital associated with all Purchaser Interests of such Company due and payable on such Settlement Date.

(j) Section 3.4(a) of the Receivables Purchase Agreement is hereby amended by deleting in its entirety the last sentence of such section that states: “In the case of Purchaser Interests of the CL Company, the Administrative Seller shall, with consultation from, and approval by, the CL Company (such approval not to be unreasonably withheld), from time to time request CP (Tranche) Accrual Periods for the Purchaser Interests of the CL Company.”

(k) Section 4.1 of the Receivables Purchase Agreement is hereby amended by deleting in its entirety the second sentence of such section that states: “Each Term-out Period Advance shall accrue Yield for each day during its Tranche Period at either the Term-out Period Advance Rate or the Alternate Base Rate in accordance with the terms hereof.”

(l) Section 4.2 of the Receivables Purchase Agreement is hereby amended by (i) deleting in its entirety the phrase “and each Term-out Period Advance of the Nonrenewing Financial Institutions” where such phrase appears therein and (ii) deleting its entirety the phrase “and Term-out Period Advance” where such phrase appears therein.

(m) Section 4.3 is hereby amended by amending and restating such section in its entirety to read as follows:

Section 4.3 Selection and Continuation of Tranche Periods.

(a) In the case of Purchaser Interests of any Financial Institution in the Purchaser Group of the JPMorgan Company, the Administrative Seller shall (and

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RECEIVABLES PURCHASE AGREEMENT

AND REAFFIRMATION OF PERFORMANCE UNDERTAKING

following the occurrence and during the continuance of a Potential Amortization Event or an Amortization Event, shall with consultation from, and approval by, the applicable Financial Institution), from time to time request Tranche Periods for the Purchaser Interests of such Financial Institutions. In the case of Purchaser Interests of any Financial Institution in the Purchaser Group of any Company other than the JPMorgan Company, the Administrative Seller shall, with consultation from, and approval by, the applicable Financial Institution (such approval not to be unreasonably withheld), from time to time request Tranche Periods for the Purchaser Interests of such Financial Institution. Notwithstanding the foregoing provisions of this subsection (a), if at any time the Financial Institutions shall have a Purchaser Interest, the Administrative Seller shall always request Tranche Periods such that at least one Tranche Period shall end on the date specified in clause (A) of the definition of Settlement Date.

(b) The Administrative Seller or the applicable Financial Institution, upon notice to and consent by the other received at least three (3) Business Days prior to the end of a Tranche Period (the “Terminating Tranche”) for any Purchaser Interest, may, effective on the last day of the Terminating Tranche: (i) divide any such Purchaser Interest into multiple Purchaser Interests, (ii) combine any such Purchaser Interest with one or more other Purchaser Interests that have a Terminating Tranche ending on the same day as such Terminating Tranche or (iii) combine any such Purchaser Interest with a new Purchaser Interest to be purchased on the day such Terminating Tranche ends, provided, that in no event may a Purchaser Interest of any Purchasers be combined with a Purchaser Interest of any other Purchaser.

(n) Section 4.4 is hereby amended by amending and restating such section in its entirety to read as follows:

Section 4.4 Financial Institution Discount Rates. The Administrative Seller may select the LIBO Rate or the Alternate Base Rate for each Purchaser Interest of the Financial Institutions. The Administrative Seller shall: (i) at least three (3) Business Days prior to the expiration of any Terminating Tranche with respect to which the LIBO Rate is being requested as a new Discount Rate and (ii) at least one (1) Business Day prior to the expiration of any Terminating Tranche with respect to which the Alternate Base Rate is being requested as a new Discount Rate, give the applicable Financial Institution irrevocable notice of the new Discount Rate for the Purchaser Interest associated with such Terminating Tranche. The Administrative Seller shall use its reasonable best efforts to give such notice such that the applicable Financial Institution receives it no later than 12:00 noon (Chicago time) on the day such request is being made. Any such request not received by the applicable Financial Institution by 1:00 pm (Chicago time) shall be deemed to be received on the next succeeding Business Day. Until the Administrative Seller gives notice to the applicable Financial Institution of another Discount Rate, the initial Discount Rate for any Purchaser Interest transferred to the Financial Institutions pursuant to the terms and conditions

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RECEIVABLES PURCHASE AGREEMENT

AND REAFFIRMATION OF PERFORMANCE UNDERTAKING

hereof (or transferred to, or funded by, any Funding Source pursuant to any Funding Agreement or to or by any other Person) shall be the Alternate Base Rate.

(o) Section 4.5 is hereby amended by amending and restating such section in its entirety to read as follows:

Section 4.5 Suspension of the LIBO Rate.

(a) If any Financial Institution notifies the Agent that it has determined that funding its Pro Rata Share of the Purchaser Interests of the Financial Institutions in such Financial Institution’s Purchaser Group at the LIBO Rate would violate any applicable law, rule, regulation or directive of any governmental or regulatory authority, whether or not having the force of law, or that (i) deposits of a type and maturity appropriate to match fund its Purchaser Interests at the LIBO Rate are not available or (ii) the LIBO Rate does not accurately reflect the cost of acquiring or maintaining a Purchaser Interest at the LIBO Rate, then the Agent shall suspend the availability of the LIBO Rate for the Financial Institutions in such Financial Institution’s Purchaser Group and require Seller to select the Alternate Base Rate for any Purchaser Interest funded by the Financial Institutions in such Financial Institution’s Purchaser Group accruing Yield at the LIBO Rate.

(b) If less than all of the Financial Institutions in such Financial Institution’s Purchaser Group give a notice to the Agent pursuant to Section 4.5(a), each Financial Institution which gave such a notice shall be obliged, at the request of the Administrative Seller, the Company in such Financial Institution’s Purchaser Group or the Agent, to assign all of its rights and obligations hereunder to (i) another Financial Institution in such Financial Institution’s Purchaser Group or (ii) another funding entity nominated by the Administrative Seller or the Agent that is acceptable to the Company in such Financial Institution’s Purchaser Group and willing to participate in this Agreement through the Liquidity Termination Date in the place of such notifying Financial Institution; provided that (i) the notifying Financial Institution receives payment in full, pursuant to an Assignment Agreement, of an amount equal to such notifying Financial Institution’s Pro Rata Share of the Capital and Yield owing to all of the Financial Institutions in such Financial Institution’s Purchaser Group and all accrued but unpaid fees and other costs and expenses payable in respect of its Pro Rata Share of the Purchaser Interests of the Financial Institutions in such Financial Institution’s Purchaser Group, and (ii) the replacement Financial Institution otherwise satisfies the requirements of Section 12.1(b).

AMENDMENT NO. 7 TO FIFTH AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

AND REAFFIRMATION OF PERFORMANCE UNDERTAKING

(p) Section 4.6 of the Receivables Purchase Agreement is hereby amended by amending and restating such section in its entirety to read as follows:

Section 4.6 Extension of Liquidity Termination Date.

(a) The Administrative Seller may request one or more 364-day extensions of the Liquidity Termination Date then in effect by giving written notice of such request to the Agent (each such notice an “Extension Notice”) at least 90 days prior to the Liquidity Termination Date then in effect. After the Agent’s receipt of any Extension Notice, the Agent shall promptly advise each Financial Institution of such Extension Notice. Each Financial Institution may, in its sole discretion, by a written irrevocable notice (a “Consent Notice”) given to the Agent on or prior to the 30th day prior to the Liquidity Termination Date then in effect (such period from the date of the Extension Notice to such 30th day being referred to herein as the “Consent Period”), consent to such extension of such Liquidity Termination Date; provided, however, that such extension shall not be effective with respect to a Financial Institution if such Financial Institution: (i) notifies the Agent during the Consent Period that such Financial Institution does not wish to consent to such extension or (ii) fails to respond to the Agent within the Consent Period (each Financial Institution that does not wish to consent to such extension or fails to respond to the Agent within the Consent Period is herein referred to as a “Nonrenewing Financial Institution”). If at the end of the Consent Period, there is no Nonrenewing Financial Institution then, the Liquidity Termination Date shall be irrevocably extended until the date that is 364 days after the Liquidity Termination Date then in effect. If at the end of the Consent Period there is a Nonrenewing Financial Institution, then unless such Nonrenewing Financial Institution assigns its rights and obligations hereunder pursuant to Section 4.6(b) (each such Nonrenewing Financial Institution whose rights and obligations under this Agreement and the other applicable Transaction Documents are not so assigned is herein referred to as a “Terminating Financial Institution”), the then existing Liquidity Termination Date shall be extended for an additional 364 days with respect to all Financial Institutions other than the Terminating Financial Institution; provided, however, that (i) the Purchase Limit shall be reduced on the Termination Date applicable to each Terminating Financial Institution by an aggregate amount equal to the Terminating Commitment Availability of each Terminating Financial Institution and shall thereafter continue to be reduced by amounts equal to any reduction in the Capital of any Terminating Financial Institution (after application of Collections pursuant to Sections 2.2 and 2.3), (ii) the Company Purchase Limit of each Company shall be reduced by the aggregate amount of the Terminating Commitment Amount of each Terminating Financial Institution in such Company’s Purchaser Group and (iii) the Commitment of each Terminating Financial Institution shall be reduced to zero on the Termination Date applicable to such Terminating Financial Institution. Upon reduction to zero of the Capital of all of the Purchaser Interests of a Terminating Financial Institution (after application of Collections thereto pursuant to Sections 2.2 and 2.3) all rights and obligations of such Terminating Financial Institution hereunder shall be terminated and such Terminating Financial Institution shall no longer be a “Financial Institution”; provided, however, that the provisions of Article X shall continue in effect for its benefit with respect to Purchaser Interests held by such Terminating Financial Institution prior to its termination as a Financial Institution.

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RECEIVABLES PURCHASE AGREEMENT

AND REAFFIRMATION OF PERFORMANCE UNDERTAKING

(b) Upon receipt of notice from the Agent pursuant to Section 4.6(a) of any Nonrenewing Financial Institution, one or more of the Financial Institutions (including any Nonrenewing Financial Institution) may proffer to the Agent and the Company in such Nonrenewing Financial Institution’s Purchaser Group the names of one or more institutions meeting the criteria set forth in Section 12.1(b)(i) that are willing to accept assignments of and assume the rights and obligations under this Agreement and the other applicable Transaction Documents of the Nonrenewing Financial Institution. Provided the proffered name(s) are acceptable to the Agent and the Company in such Nonrenewing Financial Institution’s Purchaser Group, the Agent shall notify the remaining Financial Institutions of such fact, and the then existing Liquidity Termination Date shall be extended for an additional 364 days upon satisfaction of the conditions for an assignment in accordance with Section 12.1, and the Commitment of each Nonrenewing Financial Institution shall be reduced to zero.

(c) Any requested extension may be approved or disapproved by a Financial Institution in its sole discretion. In the event that the Commitments are not extended in accordance with the provisions of this Section 4.6, the Commitment of each Financial Institution shall be reduced to zero on the Liquidity Termination Date. Upon reduction to zero of the Commitment of a Financial Institution and upon reduction to zero of the Capital of all of the Purchaser Interests of such Financial Institution all rights and obligations of such Financial Institution hereunder shall be terminated and such Financial Institution shall no longer be a “Financial Institution”; provided, however, that the provisions of Article X shall continue in effect for its benefit with respect to Purchaser Interests held by such Financial Institution prior to its termination as a Financial Institution.

(q) Section 7.2(d) of the Receivables Purchase Agreement is hereby amended by deleting in its entirety the phrase “upon or with respect to any Term-out Period Advance Account or any amounts from time to time on deposit therein or credited thereto,” where it appears in the first sentence therein.

(r) Section 9.1(c) of the Receivables Purchase Agreement is hereby amended by amending and restating such section in its entirety to read as follows:

(c) Failure of any Seller to pay any Indebtedness when due or the failure of any other Seller Party or Provider to pay Indebtedness when due in excess of $50,000,000 or the default by any Seller Party or Provider in the performance of any term, provision or condition contained in any agreement under which any such Indebtedness was created or is governed, the effect of which is to cause, or to permit the holder or holders of such Indebtedness to cause, such Indebtedness to become due prior to its stated maturity or any such Indebtedness of any Seller Party or Provider shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled payment) prior to the date of maturity thereof.

AMENDMENT NO. 7 TO FIFTH AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

AND REAFFIRMATION OF PERFORMANCE UNDERTAKING

(s) Section 9.2(a) of the Receivables Purchase Agreement is hereby amended by (i) deleting in its entirety the text “(a)” where it appears at the beginning of such section and (ii) inserting the phrase “whereupon such Financial Institution shall be deemed to be a “Terminating Financial Institution” for all purposes hereof,” after the phrase “may terminate its Commitment hereunder,” where such phrase appears in clause (B) therein.

(t) Section 9.2(b) of the Receivables Purchase Agreement is hereby amended by deleting such section in its entirety.

(u) Section 10.2 of the Receivables Purchase Agreement is hereby amended by inserting the phrase “, after March 30, 2009 with respect to any Funding Source relating to the SunTrust Company,” immediately after the phrase “after November 20, 2003 with respect to any Funding Source relating to the Rabo Company.”

(v) Section 12.1(c) of the Receivables Purchase Agreement is hereby amended by (i) deleting in its entirety the phrase “, Term-out Period Advances” where such phrase appears therein, (ii) deleting in its entirety the phrase “or the Term-out Period Advances” where such phrase appears therein and (iii) deleting in its entirety the phrase “Facility Termination Date” and replacing it with the phrase “Liquidity Termination Date.”

(w) Section 14.1 of the Receivables Purchase Agreement is hereby amended by (i) inserting the phrase “, the SunTrust Company” immediately after the phrase “the commercial paper notes of the Rabo Company” every time such phrase appears therein and (ii) amending and restating clause (b)(i) of such section in its entirety to read as follows:

(i) without the consent of each affected Purchaser, (A) extend the Liquidity Termination Date or the date of any payment or deposit of Collections by any Seller or any Servicer, (B) reduce the rate or extend the time of payment of Yield or any CP Costs (or any component of Yield or CP Costs), (C) reduce any fee payable to the Agent for the benefit of the Purchasers, (D) except pursuant to Article XII hereof, change the amount of the Capital of any Purchaser, any Financial Institution’s Pro Rata Share, any Company’s Pro Rata Share, any Financial Institution’s Commitment or any Company’s Company Purchase Limit (other than, to the extent applicable, pursuant to Section 4.6), (E) amend, modify or waive any provision of the definition of Required Purchasers or this Section 14.1(b), (F) consent to or permit the assignment or transfer by any Seller of any of its rights and obligations under this Agreement, (G) change the definition of “Eligible Receivable,” “Loss Reserve,” “Yield and Servicer Reserve,” “Default Ratio,” “Delinquency Ratio,” “Dilution Reserve,” or “Dilution Ratio” or amend or modify Section 9.1(f) or (H) amend or modify any defined term (or any defined term used directly or indirectly in such defined term) used in clauses (A) through (G) above in a manner that would circumvent the intention of the restrictions set forth in such clauses; or

(x) Section 14.5(b) of the Receivables Purchase Agreement is hereby amended by (i) inserting the phrase “, the SunTrust Company Agent” immediately after the phrase “financial assets for which JPMorgan, Rabobank” where such phrase appears in clause (iii) of such section and (ii) inserting the following sentence at the end of such section:

Notwithstanding any other express or implied agreement to the contrary, the parties agree and acknowledge that each of them and each of their employees, representatives, and other agents may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transaction and all materials of any kind (including opinions or other tax analyses) that are provided to any of them relating to such tax treatment and tax structure, except to the extent that confidentiality is reasonably necessary to comply with U.S. federal or state securities laws. For purposes of this paragraph, the terms “tax treatment” and “tax structure” have the meanings specified in Treasury Regulation Section 1.6011-4(c).

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RECEIVABLES PURCHASE AGREEMENT

AND REAFFIRMATION OF PERFORMANCE UNDERTAKING

(y) Exhibit I to the Receivables Purchase Agreement is hereby amended as follows:

(i) by deleting in their entirety the definitions of “Applicable Percentage,” “Applicable Term-out Period Advance Margin,” “Eligible Investments,” “Nonrenewing Amount,” “Nonrenewing Financial Institution Reduction,” “Nonrenewing Financial Institution Reduction Notice,” “Nonrenewing Financial Institution Termination Date,” “Scheduled Liquidity Termination Date,” “Term-out Period Account,” “Term-out Period Account Funded Incremental Purchase,” “Term-out Period Advance,” “Term-out Period Advance Rate,” and “Term-out Period”;

(ii) by amending the definition of “Aggregate Unpaids” by deleting in its entirety the phrase “, any outstanding Term-out Period Advances” where it appears therein;

(iii) by amending the definition of “Alternate Base Rate” by deleting in its entirety the phrase “plus the Applicable Term-out Period Advance Margin” and replacing it with the phrase “plus the Drawn Liquidity Spread”;

(iv) by amending the definition of “Broken Funding Costs” by deleting in its entirety the phrase “any Purchaser Interest of the CL Company or “ where such phrase appears in clause (B) of such definition;

(v) by amending the definition of “Business Day” by inserting the phrase “, Atlanta, Georgia” after the phrase “New York, New York.”;

(vi) by amending the definition of “Capital” by deleting the last sentence of such definition that states: “For the avoidance of doubt, Term-out Period Advances shall not constitute “Capital” hereunder but Term-out Period Account Funded Incremental Purchases shall constitute “Capital” hereunder”;

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AND REAFFIRMATION OF PERFORMANCE UNDERTAKING

(vii) by amending the definition of “Commitment” by inserting the phrase “(including, without limitation, any termination of Commitments pursuant to Section 4.6 hereof)” after the phrase “may be modified in accordance with the terms hereof”;

(viii) by amending the definition of “Company Costs” by amending and restating clause (iii) of such definition in its entirety to read as follows:

(iii) for any Purchaser Interest purchased by the CL Company and funded substantially with Pooled Commercial Paper, for any day, the sum of (i) discount or yield accrued on Pooled Commercial Paper on such day, plus (ii) any and all accrued commissions in respect of placement agents and Commercial Paper dealers, and issuing and paying agent fees incurred, in respect of such Pooled Commercial Paper for such day, plus (iii) other costs associated with funding small or odd-lot amounts with respect to all receivable purchase facilities which are funded by Pooled Commercial Paper for such day, minus (iv) any accrual of income net of expenses received on such day from investment of collections received under all receivable purchase facilities funded substantially with Pooled Commercial Paper, minus (v) any payment received on such day net of expenses in respect of broken funding costs related to the prepayment of any purchaser interest of the CL Company pursuant to the terms of any receivable purchase facilities funded substantially with Pooled Commercial Paper. In addition to the foregoing costs, if the Administrative Seller shall request any Incremental Purchase during any period of time determined by the CL Company (or by the CL Company’s agent on its behalf) in its sole discretion to result in incrementally higher Company Costs with respect to the CL Company applicable to such Incremental Purchase by the CL Company, the Capital associated with any such Incremental Purchase shall, during such period, be deemed to be funded by the CL Company in a special pool (which may include capital associated with other receivable purchase facilities) for purposes of determining such additional Company Costs applicable only to such special pool and charged each day during such period against such Capital. Each Purchaser Interest funded substantially with Pooled Commercial Paper will accrue Company Costs with respect to the CL Company each day on a pro rata basis, based upon the percentage share the Capital in respect of such Purchaser Interest represents in relation to all assets held by the CL Company and funded substantially with Pooled Commercial Paper. For each Settlement Period, the CL Company shall calculate its aggregate Company Costs for such Settlement Period and report such Company Costs to the Administrative Seller pursuant to Section 3.3 of this Agreement;

(ix) by further amending the definition of “Company Costs” by (i) deleting the “.” at the end of clause (iv) and replacing it with the text “; and” and (ii) inserting the following clause (v) at the end of such definition:

(v) for any Purchaser Interest purchased by the SunTrust Company, for any day, the Capital of such Purchaser Interest multiplied by the per annum rate

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RECEIVABLES PURCHASE AGREEMENT

AND REAFFIRMATION OF PERFORMANCE UNDERTAKING

equivalent to the weighted average of the per annum rates paid or payable by the SunTrust Company from time to time as interest on or otherwise (by means of interest rate hedges or otherwise taking into consideration any incremental carrying costs associated with short-term promissory notes issued by SunTrust Company maturing on dates other than those certain dates on which SunTrust Company is to receive funds) in respect of the promissory notes issued by SunTrust Company that are allocated, in whole or in part, by the SunTrust Company Agent (on behalf of SunTrust Company) to fund or maintain the SunTrust Company’s Capital of such Purchaser Interest, as determined by SunTrust Company Agent (on behalf of SunTrust Company) and reported to Administrative Seller, which rates shall reflect and give effect to (1) the commissions of placement agents and dealers in respect of such promissory notes, to the extent such commissions are allocated, in whole or in part, to such promissory notes by SunTrust Company Agent (on behalf of SunTrust Company) and (2) other borrowings by SunTrust Company, including, without limitation, borrowings to fund small or odd dollar amounts that are not easily accommodated in the commercial paper market; provided, however, that if any component of such rate is a discount rate, in calculating the Company Costs, the SunTrust Company Agent shall for such component use the rate resulting from converting such discount rate to an interest bearing equivalent rate per annum. Notwithstanding the foregoing, until such time as the SunTrust Company shall determine that its Company Costs shall be allocated as set forth in (v) hereinabove, the SunTrust Company may, in its sole and absolute discretion, allocate Company Costs on a daily basis based upon its funding costs for overnight borrowings in the commercial paper market, as determined by the SunTrust Company Agent on a reasonable basis (such determination to be conclusive, absent manifest error). For each Settlement Period, the SunTrust Company shall calculate its aggregate Company Costs for such Settlement Period and report such Company Costs to the Administrative Seller pursuant to Section 3.3 of this Agreement.

(x) by amending the definition of “Company Purchase Limit” by inserting the phrase “(including Section 4.6(a))” after the phrase “may be modified in accordance with the terms hereof”;

(xi) by amending the definition of “CP (Tranche) Accrual Period” by (i) deleting the “(i)” at the beginning of such definition and (ii) deleting in its entirety the phrase “and (ii) with respect to any Purchaser Interest held by the CL Company, a period commencing on, and including, the date selected by CLNY (as agent for the CL Company), or the last day of the immediately preceding CP (Tranche) Accrual Period for such Purchaser Interest (whichever is latest) and ending on, but excluding, the date that falls such number of days (of at least one day and not to exceed 90 days) thereafter as CLNY (as agent for the CL Company) shall select (provided that not more than 10 CP (Tranche) Accrual Periods with respect to Purchaser Interests of the CL Company shall be in effect at any one time);”;

AMENDMENT NO. 7 TO FIFTH AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

AND REAFFIRMATION OF PERFORMANCE UNDERTAKING

(xii) by amending the definition of “Default Fee” by deleting in its entirety the phrase “2% above the Alternate Base Rate” at the end of the first sentence therein and replacing it with the phrase “3% above the Alternate Base Rate”;

(xiii) by amending the definition of “Dilution Reserve” by deleting in its entirety the formula “((2 X ED + ((DS-ED) X (DS/ED))) X DHR) + MRA” and replacing it with the following formula:

((Stress Factor X ED + ((DS-ED) X (DS/ED))) X DHR) + MRA

(xiv) by amending the definition of “Incremental Purchase” by deleting in its entirety the phrase “(including, without duplication, any Term-out Period Account Funded Incremental Purchase)” where it appears at the end of the first sentence therein;

(xv) by amending the definition of “LIBO Rate” by deleting in its entirety the phrase “the Applicable Percentage” where it appears therein and replacing it with the phrase “Drawn Liquidity Spread”;

(xvi) by amending the definition of “Loss Reserve Percentage” by deleting in its entirety the phrase “2 times the Loss Ratio” in the first sentence therein and replacing it with the phrase “the Stress Factor multiplied by the Loss Ratio”;

(xvii) by amending the definition of “Pro Rata Share” by inserting the phrase “adjusted as necessary to give effect to the application of the terms of Section 4.6” after the phrase “such Financial Institution’s Purchaser Group,”;

(xviii) by amending the definition of “Purchaser Interest” by deleting the last sentence of such definition that states: “For the avoidance of doubt, “Capital” as used in this definition shall not include Term-out Period Advances but “Capital” as used in this definition shall include Term-out Period Account Funded Incremental Purchases.”;

(xix) by amending the definition of “Settlement Date” by deleting in its entirety the phrase “and in respect of each Purchaser Interest held by the CL Company” where such phrase appears therein;

(xx) by amending the definition of “Settlement Period” by deleting in its entirety the phrase “and each Purchaser Interest of the CL Company” where such phrase appears therein;

(xxi) by amending the definition of “Tranche Period” by deleting in its entirety the phrase “or Term-out Period Advance” every time such phrase appears therein;

AMENDMENT NO. 7 TO FIFTH AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

AND REAFFIRMATION OF PERFORMANCE UNDERTAKING

(xxii) by amending and restating the definitions of “Concentration Limit,” “Discount Rate,” “Facility Termination Date,” “Federal Funds Effective Rate,” “Fee Letter,” “Liquidity Termination Date,” “Nonrenewing Financial Institution,” “Pool Company,” “Purchase Limit,” “Yield” and “Yield and Servicer Reserve” in their entirety to read as follows:

“Concentration Limit” means, at any time, (a) for any Obligor other than an Obligor for which a Special Concentration Limit has been designated, 1.8% of the aggregate Outstanding Balance of all Eligible Receivables, (b) for Wal-Mart Stores, Inc., 20%, or (c) for Sysco Corporation, 7%, and for any other Obligor designated by Agent, such other percentage as Agent may designate (each of the foregoing, a “Special Concentration Limit”); provided, that in the case of an Obligor and any Affiliate of such Obligor, the Concentration Limit shall be calculated as if such Obligor and such Affiliate are one Obligor; and provided, further, that the Required Purchasers may, upon not less than five Business Days’ notice to Seller, cancel any Special Concentration Limit.

“Discount Rate” means the LIBO Rate or the Alternate Base Rate, as applicable, with respect to each Purchaser Interest of the Financial Institutions.

“Facility Termination Date” means the earlier of (i) the Liquidity Termination Date and (ii) the Amortization Date.

“Federal Funds Effective Rate” means for any day, the weighted average (rounded upwards, if necessary, to the next  1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next  1/100 of 1%) of the quotations for such day for such transactions received by the Agent from three Federal funds brokers of recognized standing selected by it. Notwithstanding the foregoing, if any Financial Institution is borrowing overnight funds on any day from a Federal Reserve Bank to make or maintain such Financial Institution’s funding of all or any portion of a Purchaser Interest hereunder, the Federal Funds Effective Rate, at the option of such Financial Institution, for such Financial Institution shall be the average rate per annum at which such overnight borrowings are made on any such day. Each determination of the Federal Funds Rate shall be conclusive and binding on the Administrative Seller and the Seller Parties, except in the case of manifest error.

“Fee Letter” means each of (i) that certain letter agreement dated as of March 30, 2009 among each Seller, the JPMorgan Company and JPMorgan, as it may be amended, restated, supplemented or otherwise modified and in effect from time to time, (ii) that certain letter agreement dated as of March 30, 2009 among each Seller, the CL Company and CLNY, as it may be amended, restated, supplemented or otherwise modified and in effect from time to time, (iii) that certain letter agreement dated as of March 30, 2009 among each Seller, the Rabo

AMENDMENT NO. 7 TO FIFTH AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

AND REAFFIRMATION OF PERFORMANCE UNDERTAKING

Company and Rabobank, as it may be amended, restated, supplemented or otherwise modified and in effect from time to time, and (iv) that certain letter agreement dated as of March 30, 2009 among each Seller and SunTrust, as it may be amended, restated, supplemented or otherwise modified and in effect from time to time.

“Liquidity Termination Date” means March 29, 2010.

“Nonrenewing Financial Institution” has the meaning set forth in Section 4.6(a).

“Pool Company” means the JPMorgan Company, the Rabo Company, the CL Company and the SunTrust Company.

“Purchase Limit” means $600,000,000, as such amount may be modified in accordance with the terms of Section 4.6(a).

“Yield” means for each respective Tranche Period relating to Purchaser Interests of the Financial Institutions, an amount equal to the product of the applicable Discount Rate for each Purchaser Interest multiplied by the Capital of such Purchaser Interest for each day elapsed during such Tranche Period, annualized on a 360 day basis.

“Yield and Servicer Reserve” means, on any date an amount equal to, the greater of (i) 2% of Net Receivables Balance as of the close of business on such date, or (ii) the sum of (x) ((LIBO plus Drawn Liquidity Spread) multiplied by ADSO Reserve) divided by 360, and (y) (Servicing Fee multiplied by ADSO Reserve) divided by 360.

where:

ADSO	=	As of the last day of each calendar month, the highest three consecutive month average Days Sales Outstanding during the most recent twelve months preceding the last day of such calendar month.

ADSO Reserve	=	ADSO multiplied by the Stress Factor

(xxiii) by adding thereto the following new defined terms in proper alphabetical order:

“Consent Notice” has the meaning set forth in Section 4.6(a).

“Consent Period” has the meaning set forth in Section 4.6(a).

“Days Sales Outstanding” means for each month an amount equal to the product of (a) the quotient of (i) the Outstanding Balance of all Receivables calculated on the first day of such month as the beginning balance for such month divided by (ii) the aggregate amount of Collections of all Receivables received during such month, multiplied by (b) 30.

AMENDMENT NO. 7 TO FIFTH AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

AND REAFFIRMATION OF PERFORMANCE UNDERTAKING

“Drawn Liquidity Spread” means 3%.

“Extension Notice” has the meaning set forth in Section 4.6(a).

“SunTrust” means SunTrust Bank, a Georgia banking corporation.

“SunTrust Company” means Three Pillars Funding LLC, a Delaware limited liability company, together with its successors and assigns.

“SunTrust Company Agent” means SunTrust Robinson Humphrey, Inc., a Tennessee corporation, together with its successors and assigns.

“Stress Factor” means a factor of 2.5 times.

“Terminating Commitment Amount” means, with respect to any Terminating Financial Institution, an amount equal to the Commitment (without giving effect to clause (iii) of the proviso to the penultimate sentence of Section 4.6(a)) of such Terminating Financial Institution, minus, an amount equal to 2% of such Commitment.

“Terminating Commitment Availability” means, with respect to any Terminating Financial Institution, the positive difference (if any) between (a) an amount equal to the Commitment (without giving effect to clause (iii) of the proviso to the penultimate sentence of Section 4.6(a)) of such Terminating Financial Institution, minus, an amount equal to 2% of such Commitment minus (b) the Capital of the Purchaser Interests funded by such Terminating Financial Institution.

“Terminating Financial Institution” has the meaning set forth in Section 4.6(a).

“Termination Date” means, with respect to a Terminating Financial Institution and, if applicable, each Company in such Terminating Financial Institution’s Purchaser Group, the date on which such Terminating Financial Institution became a Non-Renewing Financial Institution or, in the case of Section 9.2, the date such Financial Institution terminates its Commitment in accordance therewith.

“Termination Percentage” has the meaning set forth in Section 2.2.

(z) Exhibit II to the Receivables Purchase Agreement is hereby amended and restated in its entirety to read as set forth on Annex A hereto.

(aa) Exhibit IV to the Receivables Purchase Agreement is hereby amended and restated in its entirety to read as set forth on Annex B hereto.

AMENDMENT NO. 7 TO FIFTH AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

AND REAFFIRMATION OF PERFORMANCE UNDERTAKING

(bb) Schedule A to the Receivables Purchase Agreement is hereby amended and restated in its entirety to read as set forth on Annex C hereto.

(cc) Schedule E to the Receivables Purchase Agreement is hereby amended and restated in its entirety to read as set forth on Annex D hereto.

Section 2. Reaffirmation of Performance Guaranty. Provider acknowledges the amendments to the Receivables Purchase Agreement effected hereby and reaffirms that its obligations under each of the Performance Undertakings and each other Transaction Document to which it is a party continue in full force and effect with respect to the Receivables Purchase Agreement.

Section 3. Conditions to Effectiveness of Amendment. This Amendment shall become effective as of the date hereof upon the satisfaction of the following conditions precedent:

(a) Amendment. The Agent shall have received, on or before the date hereof, executed counterparts of this Amendment, duly executed by each of the parties hereto.

(b) Representations and Warranties. As of the date hereof, both before and after giving effect to this Amendment, all of the representations and warranties contained in the Receivables Purchase Agreement and in each other Transaction Document shall be true and correct as though made on and as of the date hereof (and by its execution hereof, each Seller shall be deemed to have represented and warranted such).

(c) No Amortization Event or Potential Amortization Event. As of the date hereof, both before and after giving effect to this Amendment, no Amortization Event or Potential Amortization Event shall have occurred and be continuing (and by its execution hereof, each Seller shall be deemed to have represented and warranted such).

(d) Reliance Letters. The Agent shall have received reliance letters addressed to SunTrust and SunTrust Company in respect of all opinions previously delivered on behalf of Provider, Servicers and Sellers.

Section 4. Miscellaneous.

(a) Effect; Ratification. The amendments set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Receivables Purchase Agreement or of any other instrument or agreement referred to therein; or (ii) prejudice any right or remedy which the Companies, the Financial Institutions or the Agent may now have or may have in the future under or in connection with the Receivables Purchase Agreement or any other instrument or agreement referred to therein. Each reference in the Receivables Purchase Agreement to “this Agreement,” “herein,” “hereof” and words of like import and each reference in the other Transaction Documents to the “Receivables Purchase Agreement” or to the “Purchase Agreement” or to the Receivables Purchase Agreement shall mean the Receivables Purchase Agreement, as amended hereby. This Amendment shall be

AMENDMENT NO. 7 TO FIFTH AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

AND REAFFIRMATION OF PERFORMANCE UNDERTAKING

construed in connection with and as part of the Receivables Purchase Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Receivables Purchase Agreement and each other instrument or agreement referred to therein, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

(b) Transaction Documents. This Amendment is a Transaction Document executed pursuant to the Receivables Purchase Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.

(c) Costs, Fees and Expenses. Each Seller agrees to reimburse the Agent and the Purchasers upon demand for all costs, fees and expenses (including the reasonable fees and expenses of counsels to the Agent and the Purchasers and the cost of rating the Commercial Paper by independent financial rating agencies) incurred in connection with the preparation, execution and delivery of this Amendment.

(d) Counterparts. This Amendment may be executed in any number of counterparts, each such counterpart constituting an original and all of which when taken together shall constitute one and the same instrument.

(e) Severability. Any provision contained in this Amendment which is held to be inoperative, unenforceable or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable or invalid without affecting the remaining provisions of this Amendment in that jurisdiction or the operation, enforceability or validity of such provision in any other jurisdiction.

(f) GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS.

(Signature Pages Follow)

AMENDMENT NO. 7 TO FIFTH AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

AND REAFFIRMATION OF PERFORMANCE UNDERTAKING

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

DAIRY GROUP RECEIVABLES, L.P., as a Seller

By:	Dairy Group Receivables GP, LLC
Its:	General Partner

DAIRY GROUP II RECEIVABLES II, L.P., as a Seller

By:	Dairy Group Receivables GP II, LLC
Its:	General Partner

WHITEWAVE RECEIVABLES, L.P., as a Seller

By:	WhiteWave Receivables GP, LLC
Its:	General Partner

By:	/s/ Timothy A. Smith
Name:	Tim Smith
Title:	President and Treasurer

AMENDMENT NO. 7 TO FIFTH AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

AND REAFFIRMATION OF PERFORMANCE UNDERTAKING

JS SILOED TRUST, as a Company

By:	JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA (Main Office Chicago)),
Its:	Attorney-In-Fact

By:	/s/ Joel C. Gedroic
Name:	Joel C. Gedroic
Title:	Executive Director

JPMORGAN CHASE BANK, N.A. (successor by merger to Bank One, NA (Main Office Chicago)), as a Financial Institution and as Agent

By:	/s/ Joel C. Gedroic
Name:	Joel C. Gedroic
Title:	Executive Director

AMENDMENT NO. 7 TO FIFTH AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

AND REAFFIRMATION OF PERFORMANCE UNDERTAKING

ATLANTIC ASSET SECURITIZATION LLC (formerly Atlantic Asset Securitization Corp.), as a Company

By:	Calyon New York Branch (successor to
Credit Lyonnais New York Branch)
Its:	Attorney-In-Fact

By:	/s/ Kostantina Kourmpetis
Name:	Kostantina Kourmpetis
Title:	Managing Director

By:	/s/ Sam Pilcer
Name:	Sam Pilcer
Title:	Managing Director

CALYON NEW YORK BRANCH (successor to Credit Lyonnais New York Branch), as a Financial Institution

By:	/s/ Kostantina Kourmpetis
Name:	Kostantina Kourmpetis
Title:	Managing Director

By:	/s/ Sam Pilcer
Name:	Sam Pilcer
Title:	Managing Director

AMENDMENT NO. 7 TO FIFTH AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

AND REAFFIRMATION OF PERFORMANCE UNDERTAKING

NIEUW AMSTERDAM RECEIVABLES CORPORATION, as a Company

By:	/s/ Damian A. Perez
Name:	Damian A. Perez
Title:	Vice President

COOPERATIEVE CENTRALE RAIFFEISEN - BOERENLEENBANK B.A. “Rabobank International”, New York Branch, as a Financial Institution

By:	/s/ Christopher Lew
Name:	Christopher Lew
Title:	Vice President

By:	/s/ Brett Delfino
Name:	Brett Delfino
Title:	Executive Director

AMENDMENT NO. 7 TO FIFTH AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

AND REAFFIRMATION OF PERFORMANCE UNDERTAKING

THREE PILLARS FUNDING LLC, as a Company

By:	/s/ Doris J. Hearn
Name:	Doris J. Hearn
Title:	Vice President

SUNTRUST BANK, as a Financial Institution

By:	/s/ M. Gabe Bonfield
Name:	M. Gabe Bonfield
Title:	Vice President

SUNTRUST ROBINSON HUMPHREY, INC., as SunTrust Company Agent

By:	/s/ Kecia P. Howson
Name:	Kecia P. Howson
Title:	Director

AMENDMENT NO. 7 TO FIFTH AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

AND REAFFIRMATION OF PERFORMANCE UNDERTAKING

DEAN FOODS COMPANY, as Provider

By:	/s/ Timothy A. Smith
Name:	Tim Smith
Title:	Vice President and Treasurer

DEAN DAIRY HOLDINGS, LLC, as an Additional Servicer
SUIZA DAIRY GROUP, LLC, as an Additional Servicer

By:	/s/ Timothy A. Smith
Name:	Tim Smith
Title:	Vice President and Treasurer

31 LOGISTICS, LLC, as a Servicer
ALTA-DENA CERTIFIED DAIRY, LLC, as a Servicer
BARBER ICE CREAM, LLC, as a Servicer
BARBER MILK, LLC, as a Servicer
BERKELEY FARMS, LLC, as a Servicer
COUNTRY FRESH, LLC, as a Servicer
CREAMLAND DAIRIES, LLC, as a Servicer
DEAN EAST, LLC, as a Servicer
DEAN EAST II, LLC, as a Servicer
DEAN FOODS COMPANY OF CALIFORNIA, LLC, as a Servicer
DEAN FOODS NORTH CENTRAL, LLC, as a Servicer
DEAN MILK COMPANY, LLC, as a Servicer
DEAN SOCAL, LLC, as a Servicer
DEAN WEST, LLC, as a Servicer
DEAN WEST II, LLC, as a Servicer
FAIRMONT DAIRY, LLC, as a Servicer
FRIENDSHIP DAIRIES, LLC, as a Servicer
GANDY’S DAIRIES, LLC, as a Servicer
GARELICK FARMS, LLC (f/k/a SUIZA GTL, LLC), as a Servicer
KOHLER MIX SPECIALTIES OF MINNESOTA, LLC, as a Servicer
KOHLER MIX SPECIALTIES, LLC, as a Servicer

By:	/s/ Timothy A. Smith
Name:	Tim Smith
Title:	Vice President and Treasurer

AMENDMENT NO. 7 TO FIFTH AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

AND REAFFIRMATION OF PERFORMANCE UNDERTAKING

LAND-O-SUN DAIRIES, LLC, as a Servicer
LIBERTY DAIRY COMPANY, as a Servicer
MAYFIELD DAIRY FARMS, LLC, as a Servicer
MCARTHUR DAIRY, LLC, as a Servicer
MEADOW BROOK DAIRY COMPANY, as a Servicer
MIDWEST ICE CREAM COMPANY, LLC, as a Servicer
MODEL DAIRY, LLC, as a Servicer
MORNINGSTAR FOODS, LLC, as a Servicer
NEW ENGLAND DAIRIES, LLC, as a Servicer
PURITY DAIRIES, LLC, as a Servicer
REITER DAIRY, LLC, as a Servicer
ROBINSON DAIRY, LLC, as a Servicer
SHENANDOAH’S PRIDE, LLC, as a Servicer
SOUTHERN FOODS GROUP, LLC, as a Servicer
SWISS II, LLC, as a Servicer
T.G. LEE FOODS, LLC, as a Servicer
TERRACE DAIRY, LLC, as a Servicer
TUSCAN/LEHIGH DAIRIES, INC., as a Servicer
VERIFINE DAIRY PRODUCTS OF SHEBOYGAN, LLC, as a Servicer
WHITEWAVE FOODS COMPANY, as a Servicer

By:	/s/ Timothy A. Smith
Name:	Tim Smith
Title:	Vice President and Treasurer

Annex A

EXHIBIT II

FORM OF PURCHASE NOTICE

[Date]

JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA (Main Office Chicago)), as Agent 10 S. Dearborn, 19th Floor Mail Code IL1-0079 Asset-Backed Finance Chicago, Illinois 60603-0079		JS Siloed Trust c/o JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA (Main Office Chicago)), as Agent 10 S. Dearborn Mail Code IL10594 Chicago, Illinois 60603-0594
Attention:	Transaction Management	Attention:	Funding Manager

Calyon New York Branch (formerly Credit Lyonnais New York Branch) 1301 Avenue of the Americas 17th Floor New York, New York 10019		Atlantic Asset Securitization LLC (formerly Atlantic Asset Securitization Corp.) c/o Calyon New York Branch 1301 Avenue of the Americas 17th Floor
Attention:	Tina Kourmpetis	New York, New York 10019
		Attention:	Tina Kourmpetis

Cooperatieve Centrale Raiffeisen— Boerenleenbank B.A. “Rabobank International”, New York Branch 245 Park Avenue, 37th Floor New York, NY 10167		Nieuw Amsterdam Receivables Corporation c/o Global Securitization Services 68 South Service Road, Suite 120 Melville, NY 11747
Attention:	Transaction Management	Attention:	Tony Wong
Email:	naconduit@rabobank.com	Email:	twong@gssnyc.com
Fascimile:	(914) 287-2254	Fascimile:	(212) 302-8767

SunTrust Bank 303 Peachtree Street NE 3rd Floor, Mail Code 1922 Atlanta, GA 30308		Three Pillars Funding LLC c/o STRH Controller’s Group 303 Peachtree Street 25th Floor, Mail Code 3906
Attention:	Gabe Bonfield	Atlanta, GA 30308
Phone:	404-588-8711	Phone:	404-813-0809
Fax:	404-575-2693	Fax:	404-658-4052

Re:     PURCHASE NOTICE

Ladies and Gentlemen:

Reference is hereby made to the Fifth Amended and Restated Receivables Purchase Agreement, dated as of April 2, 2007, by and among Dairy Group Receivables,

Annex A-1

AMENDMENT NO. 7 TO FIFTH AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

AND REAFFIRMATION OF PERFORMANCE UNDERTAKING

L.P., Dairy Group Receivables II, L.P. and WhiteWave Receivables, L.P., as Sellers, the Servicers party thereto, the Financial Institutions party thereto, the Companies party thereto, and JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA (Main Office Chicago)), as Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Receivables Purchase Agreement”). Capitalized terms used herein shall have the meanings assigned to such terms in the Receivables Purchase Agreement.

The Agent and the Purchasers are hereby notified of the following Incremental Purchase:

Purchase Price:	$
Date of Purchase:
Requested Discount Rate:	[LIBO Rate] [Alternate Base Rate] [Commercial Paper rate]

Please credit the Purchase Price in immediately available funds to our Facility Account on the above-specified date of purchase as set forth below:

[Account Name]

[Account No.]

[Bank Name & Address]

[ABA #]

Reference:

Telephone advice to: [Name] @ tel. No. ( )

Please advise [Name] at telephone no ( )                      if any Company will not be making this purchase.

In connection with the Incremental Purchase to be made on the above listed “Date of Purchase” (the “Purchase Date”), the Administrative Seller hereby certifies that the following statements are true on the date hereof, and will be true on the Purchase Date (before and after giving effect to the proposed Incremental Purchase):

(i) the representations and warranties of each Seller set forth in Section 5.1 of the Receivables Purchase Agreement are true and correct on and as of the Purchase Date as though made on and as of such date;

(ii) no event has occurred and is continuing, or would result from the proposed Incremental Purchase, that will constitute an Amortization Event or a Potential Amortization Event;

(iii) the Facility Termination Date has not occurred, the Aggregate Capital does not exceed the Purchase Limit and the aggregate Purchaser Interests do not exceed 100%; and

(iv) the amount of Aggregate Capital is $                 after giving effect to the Incremental Purchase to be made on the Purchase Date.

Annex A-2

AMENDMENT NO. 7 TO FIFTH AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

AND REAFFIRMATION OF PERFORMANCE UNDERTAKING

Very truly yours,

DAIRY GROUP RECEIVABLES, L.P., as Administrative Seller

By:
Name:
Title:

Annex A-3

AMENDMENT NO. 7 TO FIFTH AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

AND REAFFIRMATION OF PERFORMANCE UNDERTAKING

Annex C

SCHEDULE A

COMMITMENTS, COMPANY PURCHASE LIMITS,

PAYMENT ADDRESSES AND RELATED FINANCIAL INSTITUTIONS

Commitments and Payment Addresses of Financial Institutions

Financial Institution	Commitment	Payment Address
JPMorgan Chase Bank, National Association (successor by merger to Bank One, NA (Main Office Chicago))	$193,800,000	JPMorgan Chase Bank, National Association Asset Backed Finance Mail Code IL1-0594 10 S. Dearborn Chicago, Illinois 60603-0594 Fax: (312) 732-1844
Calyon New York Branch (successor to Credit Lyonnais New York Branch)	$122,400,000	1301 Avenue of the Americas 17th Floor New York, New York 10019
Cooperatieve Centrale Raiffeisen—Boerenleenbank B.A. “Rabobank International”, New York Branch	$193,800,000	245 Park Avenue New York, NY 10167
SunTrust Bank	$102,000,000	303 Peachtree Street NE 3rd Floor, Mail Code 1922 Atlanta, GA 30308 Attention: Gabe Bonfield Phone: 404-588-8711 Fax: 404-575-2693

Annex C-1

AMENDMENT NO. 7 TO FIFTH AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

AND REAFFIRMATION OF PERFORMANCE UNDERTAKING

SCHEDULE A (CONT’D)

Company Purchase Limits, Payment Addresses and

Related Financial Institutions of Companies

Company	Company Purchase Limit	Payment Address	Related Financial Institution(s)
JS Siloed Trust	$190,000,000	c/o JPMorgan Chase Bank, National Association, as Agent Asset Backed Finance Mail Code IL1-0594 10 S. Dearborn Chicago, Illinois 60603-0594 Fax: (312) 732-1844	JPMorgan Chase Bank, National Association (successor by merger to Bank One, NA (Main Office Chicago))
Atlantic Asset Securitization LLC (formerly Atlantic Asset Securitization Corp.)	$120,000,000	c/o Calyon New York Branch 1301 Avenue of the Americas 17th Floor New York, New York 10019	Calyon New York Branch (successor to Credit Lyonnais New York Branch)
Nieuw Amsterdam Receivables Corporation	$190,000,000	c/o Global Securitization Services 68 South Service Road Suite 120 Melville, NY 11747	Cooperatieve Centrale Raiffeisen - Boerenleenbank B.A. “Rabobank International”, New York Branch
Three Pillars Funding LLC	$100,000,000	c/o STRH Controller’s Group 303 Peachtree Street 25th Floor, Mail Code 3906 Atlanta, GA 30308 Phone: 404-813-0809 Fax: 404-658-4052	SunTrust Bank

Annex C-2

AMENDMENT NO. 7 TO FIFTH AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

AND REAFFIRMATION OF PERFORMANCE UNDERTAKING

Annex D

SCHEDULE E

NOTICE ADDRESSES

The Agent: JPMorgan Chase Bank, N.A., as Agent 10 S. Dearborn Mail Code IL1-0079 Chicago, Illinois 60603-0079 Attention: Transaction Management Facsimile: (312) 732-2245	JPMorgan Company: JS Siloed Trust c/o JPMorgan Chase Bank, N.A., as Agent 10 S. Dearborn Mail Code IL1-0594 Chicago, Illinois 60603-0594 Attention: Funding Manager Facsimile: (312) 732-1844

CLNY: Calyon New York Branch (formerly Credit Lyonnais New York Branch) 1301 Avenue of the Americas 17th Floor New York, New York 10019 Attention: Tina Kourmpetis Facsimile:

CL Company:

Atlantic Asset Securitization LLC (formerly Atlantic Asset Securitization Corp.)

c/o Calyon New York Branch

1301 Avenue of the Americas

17th Floor

New York, New York 10019

Attention: Tina Kourmpetis

Facsimile:

Rabobank:

Cooperatieve Centrale Raiffeisen—Boerenleenbank B.A. “Rabobank International”, New York Branch

245 Park Avenue, 37th Floor

New York, NY 10167

Attention: Transaction Management

Email: naconduit@rabobank.com

Facsimile: (914) 287-2254

Rabo Company:

Nieuw Amsterdam Receivables Corporation

c/o Global Securitization Services

68 South Service Road, Suite 120

Melville, NY 11747

Attention: Tony Wong

Email: twong@gssnyc.com

Facsimile: (212) 302-8767

Annex D-1

AMENDMENT NO. 7 TO FIFTH AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

AND REAFFIRMATION OF PERFORMANCE UNDERTAKING

SunTrust: SunTrust Bank 303 Peachtree Street NE 3rd Floor, Mail Code 1922 Atlanta, GA 30308 Attention: Gabe Bonfield Phone: 404-588-8711 Fax: 404-575-2693	SunTrust Company: Three Pillars Funding LLC c/o STRH Controller’s Group 303 Peachtree Street 25th Floor, Mail Code 3906 Atlanta, GA 30308 Phone: 404-813-0809 Fax: 404-658-4052

SunTrust Company Agent: SunTrust Robinson Humphrey, Inc. 303 Peachtree Street NE 23rd Floor, Mail Code 3950 Atlanta, GA 30308 Attention: Kecia Howson Phone: 404-813-5207 Fax: 404-813-0000

Seller and each Seller Party: See Exhibit III under the heading “Principal Place of Business”

Annex D-2